Taxes on Income (Details 1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Summary of deferred tax assets and liabilities
Deferred Tax assets-Operating loss carryforwards	$ 2,789	$ 2,258
Deferred Tax Liabilities-Temporary differences in regard to expenses and property	(51)	(59)
Net deferred tax asset before valuation allowance	2,738	2,199
Valuation allowance	(2,738)	(2,199)
Net deferred tax